[LOGO] Merrill Lynch                                    COMPUTATIONAL MATERIALS
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Issuer:               Green Tree Financial Corporation
Deal:                 Certificates for Home Improvement Loans.
                      Home Improvement Loan Trust 1996-B (Unsecured)
Size:                 $25,130,727 (Approximate)

Exp Pricing:          March 7, 1996
Exp Settlement:       March 14, 1996
Cert. Legal Final:    October 2015
Pricing Speed:        20% CPR
Ratings:              A3/A-  (Moody's/S&P)
                            To Call            To Maturity
WAL(Years):                   2.21                 2.38
Exp. Final Date:              5/01                 2/06

Seller/Servicer:      Green Tree Financial Corporation ("GTFC")
Trustee:              First Trust National Association
Underwriter:          Merrill Lynch & Co. (Sole)

ERISA/SMMEA:          Not Eligible.

Interest/Principal:   The 15th day of each month or, if such day is not a
                      Business Day, the next succeeding
                      Business Day, commencing on April 15, 1996.
Optional
Redemption:           The Servicer will have the option to repurchase all of the outstanding Contracts on any Payment Date on which the
                      Pool Scheduled Principal Balance is less than 10% of the
                      original principal balance of the Cut-off Date Pool
                      Principal Balance. (S-6)
Stated Delay:         None.
Cut-off Date:         February 28, 1996.

Tax Status:           The 1996-B Trust will be classified as a grantor trust
                      for federal income tax purposes. (S-7)

Excess Spread:        Approximately 759 b.p., including subordinated servicing
                      of 75 b.p. as long as GTFC remains Servicer.

Credit Enhancement:   Excess Spread plus a Limited Green Tree Guaranty.

Geography:            Loans in 49 states and District of Columbia; highest
                      percentages are: CA 16.89%, MA 7.13%, TX 6.52%, AZ 4.86%,
                      MI 4.10%.(S-10)

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

The 1996-B Series as of the Cut-off Date (S-9,10)

               Number of HILs in pool:                   4,782
               Avg. Principal Balance:               $5,255.28
               FHA Insured Contracts:                    1.07%
               Wgt. Avg. Contract Rate:                 13.99%
               Range of Rates:                   10.25%-17.99%
               Wgt. Avg. Orig. Maturity:               85 mos.
               Wgt. Avg. Rem. Maturity:                82 mos.
               Range of Orig. Maturities:        12 - 240 mos.
               Range of Remain. Maturities:       9 - 235 mos.
               Final Contract Payment Date:     September 2015

                       YEARS OF ORIGINATION OF CONTRACTS

                                           Aggr. Princ.     % of Contr Pool
                           # of Contr.      Bal. Outst.     by Outst. Princ.
                              as of            as of           Bal. as of
Year of Origination       Cut-off Date     Cut-off Date       Cut-off Date
1995                          4,253       $22,499,078.70          89.53%
1996                            529         2,631,648.38          10.47%
                              -----       --------------         ------
  Total                       4,782       $25,130,727.08         100.00%
                              =====       ==============         ======

                                 CONTRACT RATES

                                          Aggr. Princ.    % of Contr Pool
                           # of Contr.    Bal. Outst.     by Outst. Princ.
                              as of          as of           Bal. as of
Range of Rates            Cut-off Date    Cut-off Date      Cut-off Date
10.00001% - 11.00000%             3      $    16,514.59          0.07%
11.00001% - 12.00000%             2           10,474.08          0.04%
12.00001% - 13.00000%         2,700       12,962,908.66         51.58%
13.00001% - 14.00000%            55          501,730.50          2.00%
14.00001% - 15.00000%           455        3,820,588.61         15.20%
15.00001% - 16.00000%         1,477        7,393,390.38         29.42%
16.00001% - 17.00000%            83          402,675.09          1.60%
(Greater than) 17.00000%          7           22,445.17          0.09%
                              -----      --------------        ------
  Total                       4,782      $25,130,727.08        100.00%
                              =====      ==============        ======

                   DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

                                           Aggr. Princ.    % of Contr Pool
                           # of Contr.      Bal. Outst.    by Outst. Princ.
                              as of           as of           Bal. as of
Original Contr. $         Cut-off Date     Cut-off Date      Cut-off Date
(Lesser than) $10,000         4,473       $21,375,899.89        85.06%
$10,000 - $19,999               308         3,735,008.75        14.86%
$20,000 - $29,999                 1            19,818.44         0.08%
                              -----       --------------       ------
  Total                       4,782       $25,130,727.08       100.00%
                              =====       ==============       ======

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not use or rely on this information if you have not received and reviewed the
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                                       2

                          REMAINING MONTHS TO MATURITY

                                             Aggr. Princ.     % of Contr Pool
                          # of Contr.         Bal. Outst.      by Outst. Princ.
                             as of               as of            Bal. as of
 Mos Rem. to Sch. Mat.   Cut-off Date        Cut-off Date        Cut-off Date
(less than) 31                 233          $   718,942.86           2.86%
31 - 60                      2,408           10,161,321.12          40.43%
61 - 90                        560            2,826,112.77          11.25%
91 - 120                     1,557           11,146,843.61          44.36%
121 - 150                        0                    0.00           0.00%
151 - 180                       23              262,559.87           1.04%
181 - 210                        0                    0.00           0.00%
211 - 240                        1               14,946.85           0.06%
                             -----          --------------         ------
  Total                      4,782          $25,130,727.08         100.00%
                             =====          ==============         ======

STRUCTURE
Interest:                Interest on the Certificates will be payable on each
                         Payment Date in an amount equal to one month's interest at the Pass-Through Rate on the Aggregate Certificate
                         Principal Balance immediately prior to such Payment
                         Date; provided that, in the case of the first Payment
                         Date, such interest will be payable only for the period from the Closing Date to but excluding April 15, 1996.
                         Accrued interest will be computed on the bases of a 360-day year of twelve 30-day months.

Principal:               On each Payment Date, the Certificateholders will be
                         entitled to receive as distributions of principal, to
                         the extent of the Amount Available in the Certificate
                         Account after payment of all interest payable on the
                         Certificates, an amount equal to the sum of (a) the
                         amount of regular principal payments on Contracts paid
                         or applied during the prior Due Period; (b) the amount
                         of Principal Prepayments received on contracts during
                         the prior Due Period; (c) the principal portion of all
                         payments on Contracts that were Delinquent Payments as
                         of the end of the prior Due Period; (d) the unpaid
                         principal balance of all Contracts that became
                         Liquidated Contracts with respect to the prior Due
                         Period; (e) the principal portion of the Repurchase
                         Price paid by GTFC to repurchase Contracts for breach
                         of representation and warranties with respect to the
                         prior Due Period, as described in the Summary of the
                         Prospectus Supplement under "Repurchases by the
                         Company"; (f) the amount of any reduction in the
                         principal amount
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                                       3
                         deemed owed on any Contract as a result of the Obligor's bankruptcy; and (g) any principal amount described in clauses (a) through (f) above that was not previously distributed because of an insufficient amount of funds available in the Certificate Account and GTFC either was not obligated to or failed to pay such amount under the Limited Guaranty (S-4,5).

Limited Guaranty:        The Guaranty Amount initially equals $2,513,073.
                         Thereafter, on any Payment Date, the Guaranty Amount will equal the lesser of (i) $2,513,073 minus all Guaranty Payments previously made by GTFC, or (ii) the Aggregate Certificate Principal Balance on such Payment
                         Date plus three months of interest at the Pass-Through
                         Rate on the Aggregate Certificate Principal Balance as of such Payment Date. The Limited Guaranty will be an unsecured general obligation of GTFC and will not be supported by any letter of credit or other credit enhancement arrangement (S-5).



                         HIL PREPAYMENT SENSITIVITIES

Projected Average Life Under Varying Prepayment Assumptions/(1)/

Monthly CPR (To Call)       10%     15%     20%      25%     30%
Average Life (Years)       2.93    2.54    2.21     1.95    1.72
Exp. Final                11/02    2/02    5/01    10/00    4/00

Monthly CPR (To Maturity)   10%     15%     20%      25%     30%
Average Life (years)       3.08    2.70    2.38     2.11    1.88
Exp. Final                 2/06    2/06    2/06     2/06    2/06



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                                       4

     The attached tables and other statistical analyses (the "Computational Material") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

     Numerous assumptions were used in preparing the Computational Material which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus


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

supplement may be obtained by contacting the Merrill Lynch Trading Desk and
(212) 449-3659.

     Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

     If you have received this communication in error, please notify the sending
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